Ex 10.5
UNITED AMERICAN HEALTHCARE CORPORATION
Amended and Restated
1998 Stock Option Plan

(As amended August 26, 2003, and approved by the shareholders at the Annual Meeting of Shareholders on November 14, 2003; and as further amended, restated and approved by the shareholders at the Annual Meeting of Shareholders on November 5, 2004)
     1. Definitions: As used herein, the following definitions shall apply:
     (a) “Board of Directors” shall mean the Board of Directors of the Corporation.
     (b) “Committee” shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the applicable requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.
     (c) “Corporation” shall mean United American Healthcare Corporation, a Michigan corporation, or any successor thereof.
     (d) “Discretion” shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat an officer, director or key employee in a manner consistent with the treatment afforded other officers, directors or key employees with respect to the Plan.
     (e) “Incentive Option” shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.
     (f) “Nonqualified Option” shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.
     (g) “Participant” shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

     (h) “Plan” shall mean the United American Healthcare Corporation 1998 Stock Option Plan.
     (i) “Subsidiary” shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest (“Stock”) possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.
     2. Purpose of Plan: The purpose of the Plan is to provide officers, directors and key employees of the Corporation and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of officers, directors and key employees with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining officers, directors and key employees of exceptional ability.
     3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, and the terms and conditions of any stock options. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan’s administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Corporation, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.
     4. Indemnification of Committee Members: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Corporation’s Bylaws with respect to indemnification of directors of the Corporation.
     5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be 1,500,000 shares in the aggregate of Common Stock of the Corporation. If a stock option expires or terminates for any reason without having been fully exercised, the number of shares with respect to which the stock option was not exercised at the time of its expiration or termination shall again become available for the grant of stock options under the Plan, unless the Plan shall have been terminated.

     Notwithstanding any other provision in this Plan, no officer, director or employee of the Corporation or a Subsidiary may receive options for more than 300,000 shares of Common Stock of the Corporation over the term of the Plan, as provided in Paragraph 22. For purposes of this 300,000 share per-Participant limitation, there shall be taken into account all shares covered by stock options granted to an individual regardless of whether such stock options expire or terminate without being fully exercised.
     The number of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number of shares remaining available under the Plan and the 300,000 share per-Participant limitation shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.
     6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those officers, directors and key employees of the Corporation or any Subsidiary to receive stock options who, in the judgment of the Committee, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted to officers, directors and key employees of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary and (ii) the Subsidiary is a corporation.
     7. Written Agreement: Each stock option shall be evidenced by a written agreement (each a “Corporation-Participant Agreement”) containing such provisions as may be approved by the Committee. Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.
     8. Allotment of Shares: The Committee shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options under the Plan; provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which incentive stock options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) exceeding $100,000.
     9. Stock Options: Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof; provided, that directors of the Corporation or a Subsidiary who are not employees of the Corporation or Subsidiary shall be eligible for only Nonqualified Options. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.
     10. Stock Option Price: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 75% of the fair market value of the stock on the date upon which such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation’s Common Stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date, or if there are no sales on such date, on the next following day on which there are sales. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5.
     11. Payment of Stock Option Price: To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash shall be made by the Participant for all shares so purchased. In the Discretion of and subject to such conditions as may be established by the Committee, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.
     12. Granting and Exercising of Stock Options: Subject to the provisions of this Paragraph 12, each stock option granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant; provided, however, that no stock option may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.
     A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied (i) by payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Committee,

irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker’s sale of or loan against the shares. Except as provided in Paragraph 16, stock options granted to a Participant may be exercised only while the Participant is an officer, director or employee of the Corporation or a Subsidiary.
     Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.
     13. Non-transferability of Stock Options: No stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and stock options shall be exercisable, during the lifetime of the Participant, only by the Participant.
     14. Term of Stock Options: If not sooner terminated, each stock option granted hereunder shall expire not more than ten (10) years from the date of the granting thereof; provided, however, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option shall expire not more than five (5) years after the date of the granting thereof.
     15. Continuation of Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of the Corporation or a Subsidiary for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee.
     16. Termination of Employment: If the employment of a Participant by the Corporation or a Subsidiary shall terminate, the Committee may, in its Discretion, permit the exercise of Incentive Options granted to such Participant (i) for a period not to exceed three months following termination of employment if termination of employment is not due to death or permanent disability of the Participant, and (ii) for a period not to exceed one year following termination of employment if termination of employment is due to the death or permanent disability of the Participant. With respect to Nonqualified Options, the Committee may, in its Discretion, permit the exercise of such stock options granted to a director of the Corporation or a Subsidiary who ceases to be such a director (regardless of whether he or she is or was also an officer or director of the Corporation or Subsidiary) for a period not to extend beyond the expiration date of the Nonqualified Options. In no event, however, shall a stock option be exercisable subsequent to its expiration date and, furthermore, unless the Committee in its Discretion determines otherwise, a stock option may only be exercised after termination of a Participant’s employment, or of a Participant’s status as a non-employee director, to the extent exercisable on the date of termination of such employment or status or to the extent exercisable as a result of the reason for termination of such employment or status. The period of time, if any, a Participant shall have to exercise stock options upon termination of employment, or of status as a non-employee director, shall be set forth in the Corporation-Participant Agreement, subject to extension of such time period by the Committee in its Discretion.
     17. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder by reason of the exercise of stock options, and as a condition to the Corporation’s obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, representing and warranting that the Participant’s acquisition of shares of stock shall be for such person’s own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.
     18. Rights to Continued Employment: Nothing contained in the Plan or in any stock option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person’s employment at any time.
     19. Withholding Payments: If upon the exercise of a Nonqualified Option, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Committee’s Discretion, either the Corporation shall appropriately reduce the amount of Common Stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option, to reimburse the Corporation or a Subsidiary for such income tax withholding (any such election being irrevocable), subject to such rules and regulations as the Committee may adopt, including such rules as it determines appropriate with respect to Participants subject to the reporting requirements of Section 16(a) of the Exchange Act of 1934 to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the “Commission”) under Section 16 to the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     20. Effectiveness of Plan: The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months of its adoption by the Board of Directors. Stock options may be granted prior to shareholder approval of the Plan, but each such stock option grant shall be subject to shareholder approval of the Plan. No stock option may be exercised prior to shareholder approval.
     21. Termination, Duration and Amendments of Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date fifteen (15) years after its adoption by the Board of Directors, and no stock options may be granted thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.
     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) without approval or ratification of the shareholders of the Corporation (A) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), (B) increase the maximum number of shares for which any Participant may be granted stock options under the Plan (except as contemplated by Paragraph 5), (C) change the class of persons eligible to be Participants under the Plan, or (D) materially increase the benefits accruing to Participants under the Plan, or (ii) without the consent of the holder thereof, change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option which shall have been previously granted under the Plan.
Originally adopted by the Board of Directors on August 6, 1998 and approved by the Shareholders of the Corporation on November 12, 1998.

With amendments approved by the Board of Directors on August 26, 2003, and approved by the Shareholders of the Corporation on November 14, 2003.

And with a further amendment approved by the Shareholders of the Corporation and by the Board of Directors on November 5, 2004.